                                LEHMAN BROTHERS
                                  $270,574,004
                                 (APPROXIMATE)

                                 SASCO 2002-10H
                     AURORA LOAN SERVICES, MASTER SERVICER
                             LASALLE BANK, TRUSTEE

---------------------------------------------------------------------------------------------------------------------------
              Original                                   WAL at        Payment
              Approx.        Fixed       Principal     Pricing (2)     Window         Enhancement            Ratings
  Class         Size        Coupon         Type       (To Maturity) (To Maturity)      Percentage          Fitch / S&P
---------------------------------------------------------------------------------------------------------------------------
    1A       $239,672,000    7.00%       Senior PT        3.29       06/02-11/31         2.75%              AAA / AAA
   1AP       $  4,821,708    0.00%    Ratio Strip PO      3.35       06/02-11/31         2.75%              AAA / AAA
   1AX       $  6,262,133    7.00%       Senior IO        3.36       06/02-11/31         2.75%              AAA / AAA
---------------------------------------------------------------------------------------------------------------------------
    2A       $ 19,232,000    7.00%       Senior PT        3.29       06/02-12/31         2.75%              AAA / AAA
   2AP       $    334,196    0.00%    Ratio Strip PO      3.35       06/02-12/31         2.75%              AAA / AAA
   2AX       $    506,939    7.00%       Senior IO        3.37       06/02-12/31         2.75%              AAA / AAA
---------------------------------------------------------------------------------------------------------------------------
    B1       $  4,072,000    7.00%      Subordinate       5.89       06/02-11/31         1.25%              AA / None
    B2       $  1,764,000    7.00%      Subordinate       5.89       06/02-11/31         0.60%              A / None
    B3       $    678,000    7.00%      Subordinate       5.89       06/02-11/31         0.35%             BBB / None
    B4       $    407,000    7.00%      Subordinate       5.89       06/02-11/31         0.20%              BB / None
    B5       $    271,000    7.00%      Subordinate       5.89       06/02-11/31         0.10%              B / None
    B6       $    275,541    7.00%      Subordinate       5.89       06/02-11/31          N/A              None / None
---------------------------------------------------------------------------------------------------------------------------
    R        $        100    7.00%       Residual         0.07       06/02-06/02         2.75%              AAA / AAA
---------------------------------------------------------------------------------------------------------------------------

   (1)  Classes B1, B2, B3, B4, B5 and B6 are Subordinate Certificates.
   (2)  Pricing speed is 25% CPR.

   COLLATERAL SUMMARY:
   -------------------

TOTAL NUMBER OF LOANS                                     1,956
TOTAL OUTSTANDING LOAN BALANCE                  $   271,527,546
AVERAGE LOAN PRINCIPAL BALANCE                  $       138,817

FIXED RATE                                                100.0%

WEIGHTED AVERAGE COUPON                                     7.6%

WEIGHTED AVERAGE ORIGINAL TERM (MO.)                      359.4

WEIGHTED AVERAGE REMAINING TERM (MO.)                     354.2

WEIGHTED AVERAGE LOAN AGE (MO.)                             5.2

WEIGHTED AVERAGE ORIGINAL LTV                             101.6%

NON-ZERO WEIGHTED AVERAGE FICO                              736

NON-ZERO WEIGHTED AVERAGE DTI                              34.0%

PROPERTY TYPE

Single Family                                              78.0%

Planned Unit Development                                   15.7%

Condo                                                       6.1%

Townhouse                                                   0.3%

DOCUMENTATION TYPE
Full Documentation                                         99.8%

Alternate Documentation                                     0.2%

PMI, CLTV > 80%                                           100.0%

GEOGRAPHIC DISTRIBUTION

(Other states account individually for less than 5% of the Cut-off Date principal balance)

NC                                                          9.0%

CA                                                          8.6%

TX                                                          6.3%

FL                                                          5.0%


OCCUPANCY STATUS
Primary Home                                              100.0%

LOAN PURPOSE
Purchase                                                   98.2%

Rate/Term Refinance                                         1.2%

Cash Out Refinance                                          0.6%


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                LEHMAN BROTHERS

Deal Overview:
--------------

o The collateral pool is comprised of two groups of fixed rate, first lien, fully amortizing mortgage loans.

o Collateral Group 1 is composed of loans which conform to the underwriting guidelines of Fannie Mae and Freddie Mac.

o Collateral Group 2 is composed of loans which do not conform to the underwriting guidelines of Fannie Mae and Freddie Mac.

o The trust will issue 13 classes of Certificates: 10 classes will be publicly offered and 3 classes will be privately offered (Classes B4, B5 and B6 will be offered privately).

o Classes 1AP and 2AP are Principal-Only Certificates. They will receive no payments of interest.

o Classes 1AX and 2AX are Interest-Only Certificates. They will receive no payments of principal.

o The trust will issue 6 classes of Subordinate Certificates. Losses from the both collateral groups will be applied to the Subordinate Certificates in reverse order of priority.

o      The servicer maintains a 5% CLEAN UP CALL on the collateral.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                LEHMAN BROTHERS

Specific Terms of the Offering:
-------------------------------

Cut-Off Date:                       May 1, 2002

Expected Settlement Date:           May 29, 2002

Distribution Dates:                 25th of each month,  or the next business day after the 25th day of the month if the
                                    25th is not a business day, beginning on June 25, 2002.

Issuer:                             Structured Asset Securities Corp. ("SASCO")

Master Servicer:                    Aurora Loan Services ("ALS")

Servicers:                          ALS, Bank of America, Cendant, Commercial Federal,  Countrywide,  GreenPoint,  GMAC,
                                    Washington Mutual, Wells Fargo

Trustee:                            LaSalle Bank

Rating Agencies:                    S&P:  AAA certificates only
                                    Fitch:  All certificates

Day Count:                          30/360

Delay Days:                         24 Day Delay:    All Classes.

Registration:                       Book-entry form through DTC

SMMEA Eligibility:                  The Senior Certificates and the Class B1 Certificates will be SMMEA eligible.

ERISA Eligibility:                  The Senior Certificates (with the exception of the Class R) will be ERISA eligible.

Tax Status:                         REMIC for Federal income tax purposes.


5% Optional Termination:            The  transaction  may be  called  by the  Servicer  when the  aggregate  outstanding mortgage balance is less than 5% of the Cut-Off Date collateral loan balance.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                LEHMAN BROTHERS

Terms of the Offering -Interest Rates:
--------------------------------------

Interest Rates:                          CLASS 1A is a senior certificate and will accrue interest at a rate of 7.00%.

                                         CLASS 1AP is a principal-only certificate. It will not be entitled to payments of interest.

                                         CLASS 2A is a senior certificate and will accrue interest at a rate of 7.00%.

                                         CLASS 2AP is a principal-only certificate. It will not be entitled to payments of interest.

                                         CLASS 1AX is an interest-only certificate. They will accrue interest at a fixed rate of
                                         7.00%. The notional balance of the Class will be equal to (1) the product of (a) the weighted average of the Net Mortgage Rates of the Collateral Group 1 Non-Discount loans at the beginning of the related Due Period minus 7.00% and (b) the principal balance of the Collateral Group 1 Non-Discount loans at the beginning of the related Due Period divided by (2) 7.00%

                                         CLASS 2AX is an interest-only certificate. They will accrue interest at a fixed rate of
                                         7.00%. The notional balance of the Class will be equal to (1) the product of (a) the weighted average of the Net Mortgage Rates of the Collateral Group 2 Non-Discount loans at the beginning of the related Due Period minus 7.00% and (b) the principal balance of the Collateral Group 2 Non-Discount loans at the beginning of the related Due Period divided by (2) 7.00%

                                         CLASSES B1, B2, B3, B4, B5 and B6 will accrue interest at a rate of 7.00%.


Credit Enhancement:                      Subordination of the lower rated classes.

Loss Allocation:                         Losses allocable to both collateral  groups will be applied reverse  sequentially as follows:  B6, B5, B4, B3, B2 and then B1. The  allocation  of losses to a class will result in a  writedown  of its  principal  amount and is  referred to as an "Applied
                                         Loss Amount".

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                LEHMAN BROTHERS

TERMS OF THE OFFERING - DISTRIBUTION OF PRINCIPAL:
--------------------------------------------------

Senior Principal
Prepayment Shift %:
                                    ---------------- --------------------------
                                        Period           Senior Principal
                                                        Prepayment Shift %
                                    ---------------- --------------------------
                                         1-60                  100%*
                                         61-72                  70%
                                         73-84                  60%
                                         85-96                  40%
                                        97-108                  20%
                                         109 +                   0%
                                    ---------------- --------------------------


*Shifting Interest Structure        Not withstanding the Senior Principal
with 5-year lockout                 Prepayment Shift %, if the Total
                                    Subordinate Percentage more than doubles based on the initial cut-off date Total
                                    Subordinate Percentage during the first 36 months of the transaction, the senior certificates will be entitled to 50% of the Group Subordinate bonds percentage of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the Total Subordinate Percentage more than doubles based on the initial Total
                                    Subordinate Percentage of as of the cut-off date, the senior certificates will only be entitled to prepayments based on the Group
                                    Senior percentage, subject to cumulative loss and delinquency tests.

Subordinate Certificates            For any Class of Subordinate Certificates,
Lockout of Prepayments              other than the B6, on any distribution date
and Recoveries:                     for which the credit support percentage of
                                    that Class is less than its original credit support percentage, no distributions of prepayments or recoveries allocable to principal will be made to any Class of lower priority than it. The amount otherwise distributable to such classes of lower priority shall be allocated pro rata among the remaining Classes of Subordinate
                                    Certificates.

Credit Support Percentage:          For any Class of Certificates, on any
                                    distribution  date,  the sum of the  Class
                                    Percentages of each Class of lower priority
                                    (before applying distributions for that date).

Class Percentage:                   For any Class of Certificates, on any
                                    distribution date, the percentage equivalent of a fraction, the numerator of which is the outstanding balance of that Class, immediately prior to that distribution date and the denominator of which is the aggregate class principal amount of all Classes of Certificates immediately prior to that date.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                               LEHMAN BROTHERS

----------------------------------------------------------

Group Senior Percentage:            For each Collateral Group, on any
                                    distribution date, the percentage equivalent of a fraction, the numerator of which is the sum of the class principal amounts of each class of senior certificates (excluding the respective AX and AP Certificates) and the denominator of which is the related Non-AP balance of the Collateral Group for the immediately preceding distribution date.

Group Subordinate Percentage:       For each Collateral Group, on any
                                    distribution date, one minus its Senior
                                    Percentage.

Total Subordinate Percentage: On any distribution date, the percentage equivalent of a fraction, the numerator of which is the sum of the class principal amounts of each class of Subordinate Certificates and the denominator of which is the Non-PO balance of the Collateral for the immediately preceding distribution date.

Group Senior Prepayment             For each Collateral Group, on any
Percentage:                         distribution date, the sum of
                                    (1) the Group Senior Percentage and (2) the product of (a) the Senior Principal
                                    Prepayment Shift Percentage for that
                                    distribution date multiplied by (b) the
                                    related Group Subordinate Percentage for that distribution date.

Group Subordinate                   For each Collateral Group, on any
Prepayment Percentage:              distribution date, one minus its Group
                                     Senior Prepayment Percentage.

Group AP Percentage:                For each Collateral Group, on any
                                    distribution date, the percentage equivalent of a fraction, the numerator of which is 7.00% minus the Net Mortgage Rate for the discount mortgage loans from each respective
                                    Collateral Group and the denominator of
                                    which is 7.00%.

Group AP Principal                  For each Collateral Group, on any
Distribution Amount:                distribution date, the sum of (1) the
                                    related Group AP Percentage of scheduled principal collections and (2) the related
                                    Group AP Percentage of unscheduled principal collections.

Group Senior Principal              For each Collateral Group, on any
Distribution Amount:                distribution date, the sum of (1) the
                                    product of (a) the  related  Group  Senior
                                    Percentage and (b) the related non-AP portion of scheduled principal collections and (2) the product of (a) the related
                                    Senior Prepayment Percentage and (b) the related non-AP portion of unscheduled principal collections.

Group Subordinate Principal         For each Collateral Group, on any
Distribution Amount:                distribution date, the sum of (1) the
                                    product of (a) the related Group
                                    Subordinate Percentage and (b) the non-AP portion of scheduled principal collections;
                                    and (2) the product of (a) the related
                                    Subordinate Prepayment Percentage and (b) the non-AP portion of unscheduled principal collections.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

----------------------------------------------------------

Group 1 Payment Priorities:    For Collateral Group 1, on any distribution date,
- The Senior Principal Distribution Amount will be paid sequentially to the R Certificate and the 1A Certificate, in that order, until reduced to zero.
- The Group 1 AP Principal Distribution Amount will be allocated to the 1AP Certificate until it is reduced to zero.

Group 2 Payment Priorities:    For Collateral Group 2, on any distribution date,
- The Senior Principal Distribution Amount will be paid first to the 2A Certificate, until it is reduced to zero.
- The Group 2 AP Principal Distribution Amount will be allocated to the 2AP Certificate until it is reduced to zero.

Subordinate Class Payment Priorities:
- The Group 1 and Group 2 Subordinate Principal Distribution Amount will be allocated to the B1, B2, B3, B4, B5 and B6 Certificates on a pro-rata basis until they are reduced to zero

Prepayment Sensitivity:

---------------------------------------------------------------------------------------------------------------------------
                 0 CPR                 12.5 CPR                25 CPR               37.5 CPR                50 CPR
         ------------------------------------------------------------------------------------------------------------------
                     Payment                Payment                Payment               Payment                Payment
           WAL       Window       WAL       Window       WAL       Window       WAL       Window       WAL       Window
 Class    (yrs.)    (To Mat.)    (yrs.)    (To Mat.)    (yrs.)    (To Mat.)    (yrs.)   (To Mat.)    (yrs.)    (To Mat.)
---------------------------------------------------------------------------------------------------------------------------
   1A     19.89    06/02-11/31    6.44    06/02-11/31    3.29    06/02-11/31    2.05   06/02-11/31    1.40    06/02-11/31
  1AP     19.64    06/02-11/31    6.52    06/02-11/31    3.35    06/02-11/31    2.11   06/02-11/31    1.45    06/02-11/31
  1AX     20.04    06/02-11/31    6.58    06/02-11/31    3.36    06/02-11/31    2.11   06/02-11/31    1.45    06/02-11/31
   2A     19.98    06/02-12/31    6.45    06/02-12/31    3.29    06/02-12/31    2.05   06/02-12/31    1.40    06/02-12/31
  2AP     19.67    06/02-12/31    6.52    06/02-12/31    3.35    06/02-12/31    2.11   06/02-12/31    1.45    06/02-12/31
  2AX     20.17    06/02-12/31    6.60    06/02-12/31    3.37    06/02-12/31    2.11   06/02-12/31    1.45    06/02-12/31
   B1     19.89    06/02-11/31   10.86    06/02-11/31    5.89    06/02-11/31    4.17   06/02-11/31    3.20    06/02-11/31
   B2     19.89    06/02-11/31   10.86    06/02-11/31    5.89    06/02-11/31    4.17   06/02-11/31    3.20    06/02-11/31
   B3     19.89    06/02-11/31   10.86    06/02-11/31    5.89    06/02-11/31    4.17   06/02-11/31    3.20    06/02-11/31
   B4     19.89    06/02-11/31   10.86    06/02-11/31    5.89    06/02-11/31    4.17   06/02-11/31    3.20    06/02-11/31
   B5     19.89    06/02-11/31   10.86    06/02-11/31    5.89    06/02-11/31    4.17   06/02-11/31    3.20    06/02-11/31
   B6     19.89    06/02-11/31   10.86    06/02-11/31    5.89    06/02-11/31    4.17   06/02-11/31    3.20    06/02-11/31
   R       0.07    06/02-06/02    0.07    06/02-06/02    0.07    06/02-06/02    0.07   06/02-06/02    0.07    06/02-06/02
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
                                                  Contacts
----- ---------------------------------- ---------------------------------- ----------------------------------
      MBS Trading                        Daniel Wallace                     (212) 526-8315
                                         Christian Lawless                  (212) 526-8315
      Residential Finance                Joe Kelly                          (212) 526-4274
                                         Brian Lin                          (212) 526-0876
                                         Will Dorado                        (212) 526-4005
----- ---------------------------------- ---------------------------------- ----------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell an d solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).